UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2003

BANCFIRST CORPORATION

(Exact name of registrant as specified in its charter)

OKLAHOMA	0-14384	73-1221379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Broadway, Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (405) 270-1086

Item 9.    Regulation FD Disclosure.

BANCFIRST CORPORATION

CONSOLIDATED BALANCE SHEET

(Unaudited)

(Dollars in thousands, except per share data)

	December 31,
	2002	2001
ASSETS
Cash and due from banks	$152,239	$152,577
Interest-bearing deposits with banks	8,866	12,528
Federal funds sold	134,000	208,000
Securities (market value: $567,717 and $545,950, respectively)	565,225	544,291
Loans:
Total loans (net of unearned interest)	1,814,862	1,717,433
Allowance for loan losses	(24,367)	(24,531)

Loans, net	1,790,495	1,692,902
Premises and equipment, net	60,281	61,642
Other real estate owned	2,345	2,132
Intangible assets, net	21,660	22,149
Accrued interest receivable	21,526	22,012
Other assets	40,225	38,812

Total assets	$2,796,862	$2,757,045

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Noninterest-bearing	$610,511	$599,108
Interest-bearing	1,818,137	1,802,220

Total deposits	2,428,648	2,401,328
Short-term borrowings	24,443	52,091
Long-term borrowings	34,087	24,090
9.65% Capital Securities	25,000	25,000
Accrued interest payable	5,611	9,391
Other liabilities	25,317	19,837
Minority interest	2,248	2,140

Total liabilities	2,545,354	2,533,877

Commitments and contingent liabilities
Stockholders’ equity:
Common stock, $1.00 par (shares issued: 8,136,852 and 8,260,099, respectively)	8,137	8,260
Capital surplus	59,232	57,412
Retained earnings	168,240	148,306
Accumulated other comprehensive income, net of income tax of $7,840 and $4,680, respectively	15,899	9,190

Total stockholders’ equity	251,508	223,168

Total liabilities and stockholders’ equity	$2,796,862	$2,757,045

See accompanying notes to consolidated financial statements.

BANCFIRST CORPORATION

CONSOLIDATED STATEMENT OF INCOME

(Unaudited)

(Dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
INTEREST INCOME
Loans, including fees	$30,400	$33,180	$125,135	$144,250
Securities:
Taxable	6,538	7,031	27,338	29,513
Tax-exempt	445	524	1,905	2,223
Federal funds sold	642	770	2,639	6,266
Interest-bearing deposits with banks	9	121	122	391

Total interest income	38,034	41,626	157,139	182,643

INTEREST EXPENSE
Deposits	9,421	14,351	42,879	72,009
Short-term borrowings	119	189	607	1,632
Long-term borrowings	469	391	1,876	1,623
9.65% Capital Securities	612	612	2,447	2,447

Total interest expense	10,621	15,543	47,809	77,711

Net interest income	27,413	26,083	109,330	104,932
Provision for loan losses	1,654	388	5,276	1,780

Net interest income after provision for loan losses	25,759	25,695	104,054	103,152

NONINTEREST INCOME
Trust revenue	919	945	3,989	3,632
Service charges on deposits	6,617	5,480	25,001	19,880
Securities transactions	254	(228)	291	221
Income from sales of loans	402	331	1,370	947
Other	3,624	3,073	14,561	12,228

Total noninterest income	11,816	9,601	45,212	36,908

NONINTEREST EXPENSE
Salaries and employee benefits	13,952	13,894	56,119	54,513
Occupancy and fixed assets expense, net	1,356	1,395	5,429	5,815
Depreciation	1,454	1,414	5,423	5,342
Amortization of intangibles	146	731	600	2,996
Data processing services	540	527	2,117	2,240
Net expense from other real estate owned	148	28	428	153
Other	7,000	6,486	28,264	25,561

Total noninterest expense	24,596	24,474	98,380	96,620

Income before taxes	12,979	10,822	50,886	43,440
Income tax expense	(4,585)	(3,927)	(17,324)	(15,479)

Net income	8,394	6,895	33,562	27,961
Other comprehensive income, net of tax:
Unrealized gains (losses) on securities	(116)	(2,024)	6,709	7,660

Comprehensive income	$8,278	$4,871	$40,271	$35,621

NET INCOME PER COMMON SHARE
Basic	$1.03	$0.84	$4.12	$3.38

Diluted	$1.02	$0.83	$4.06	$3.34

See accompanying notes to consolidated financial statements.

BANCFIRST CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

(Dollars in thousands, except per share data)

(1)    GENERAL

The accompanying consolidated financial statements include the accounts of BancFirst Corporation, BFC Capital Trust I, Century Life Assurance Company, Council Oak Capital, Inc., Council Oak Partners, LLC, and BancFirst and its subsidiaries. All significant intercompany accounts and transactions have been eliminated. Assets held in a fiduciary or agency capacity are not assets of the Company and, accordingly, are not included in the consolidated financial statements.

The unaudited interim financial statements contained herein reflect all adjustments which are, in the opinion of management, necessary to provide a fair statement of the financial position and results of operations of the Company for the interim periods presented. All such adjustments are of a normal and recurring nature. There have been no significant changes in the accounting policies of the Company since December 31, 2001, the date of the most recent annual report. Certain amounts in the 2001 financial statements have been reclassified to conform to the 2002 presentation.

The preparation of financial statements in conformity with generally accepted accounting principles inherently involves the use of estimates and assumptions that affect the amounts reported in the financial statements and the related disclosures. Such estimates and assumptions may change over time and actual amounts may differ from those reported.

(2)    RECENT ACCOUNTING PRONOUNCEMENTS

In June 2001, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards (“FAS”) No. 141, “Business Combinations”. This Statement is effective for all business combinations initiated after June 30, 2001, and requires that all business combinations be accounted for using the purchase method. Also in June 2001, the FASB issued FAS No. 142, “Goodwill and Other Intangible Assets”. Statement 142 requires that, for fiscal years beginning after December 15, 2001, goodwill and other indefinite-lived intangible assets already recognized in an entity’s financial statements no longer be amortized, and that goodwill and other indefinite-lived intangible assets acquired after June 30, 2001 not be amortized. Instead, goodwill and other indefinite-lived intangible assets will be tested at least annually for impairment by comparing the fair value of those assets with their recorded amounts. Any impairment losses will be reported in the entity’s income statement. The adoption of Statement 142 had a material effect on the consolidated financial statements of the Company by eliminating goodwill amortization from its income statement and from the calculations of net income per share. The Company did not recognize any impairment charges from the adoption of Statement 142. See note (7) for more information regarding intangible assets and goodwill.

In June 2001, the FASB issued FAS No. 143, “Accounting for Asset Retirement Obligations”. This Statement is effective for financial statements issued for fiscal years beginning after June 15, 2002. Statement 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. The Company does not expect the adoption of this standard to have a material effect on the Company’s consolidated financial statements.

In August 2001, the FASB issued FAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. This Statement is effective for fiscal years beginning after December 15, 2001, and replaces Statement of Financial Accounting Standards No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of” and also replaces the provisions of Accounting Principles Board Opinion No. 30, “Reporting Results of Operations—Reporting the Effects of Disposal of a Segment of a Business”, for disposals of segments of a business. Statement 144 requires that long-lived assets to be disposed of by sale be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. Statement 144 also broadens the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the ongoing operations of the entity. Since the provisions of this Statement are to be applied prospectively, the adoption of this new standard did not have a material effect on the Company’s consolidated financial statements.

In June 2002, the FASB issued FAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities”. This Statement is effective for exit or disposal activities that are initiated after December 31, 2002, and nullifies Emerging Issues Task Force Issue No. 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to exit an Activity (including Certain Costs Incurred in a Restructuring).” Statement 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred rather than when an entity commits to an exit plan. This statement also establishes that fair value is the objective for the initial measurement of the liability. Since the provisions of this statement are to be applied prospectively, the adoption of this new standard did not have a material effect on the Company’s consolidated financial statements.

In October 2002, the FASB issued FAS No. 147, “Acquisitions of Certain Financial Institutions – an amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9.” This Statement is effective October 1, 2002. FAS No. 72, “Accounting for Certain Acquisitions of Banking or Thrift Institutions”, and FASB Interpretation No. 9, “Applying APB Opinions No. 16 and 17 When a Savings and Loan Association or a Similar Institution is Acquired in a Business Combination Accounted for by the Purchase Method”, provide interpretive guidance on the application of the purchase method to acquisitions of financial institutions. This Statement removes acquisitions of financial institutions from the scope of both FAS No. 72 and Interpretation 9 and requires that those transactions be accounted for in accordance with FAS No. 141 and FAS No. 142. In addition, this Statement amends FAS 144 to include in its scope long-term customer relationship intangible assets of financial institutions such as depositor and borrower relationship intangible assets and credit cardholder intangible assets. The adoption of these new standards will not have a material effect on the Company’s consolidated financial statements.

In December 2002, the FASB issued FAS No. 148, “Accounting for Stock-Based Compensation – Transition and Disclosure – an amendment of FASB Statement No. 123.” This Statement amends FAS No. 123, “Accounting for Stock-Based Compensation” to provide two additional transition methods for entities that adopt the fair value method of accounting for stock-based compensation. This Statement also prohibits the use of the prospective method of transition for changes to the fair value method made in fiscal years beginning after December 15, 2003. In addition, this Statement requires new disclosures about the effect of stock-based compensation on reported results and requires more prominent disclosures about stock-based compensation by prescribing specific tabular format and by requiring disclosure in the “Summary of Significant Accounting Policies.” The adoption of this new standard will not have a material effect on the Company’s consolidated financial statements, as the Company uses the intrinsic value method of accounting for stock-based compensation.

(3)    RECENT DEVELOPMENTS; MERGERS, ACQUISITIONS AND DISPOSALS

In January 2001, BancFirst Corporation completed the acquisition of 75% of the outstanding common stock of Century Life Assurance Company (“Century Life”) from Pickard Limited Partnership, a Rainbolt family partnership. Century Life underwrites credit life insurance, credit accident and health insurance, and ordinary life insurance. The Rainbolt family is the largest shareholder of BancFirst Corporation and two members of the family are the Chairman and the CEO of BancFirst Corporation. The purchase price was $5,429. At December 31, 2000, Century Life had total assets of $22,964 and total stockholders’ equity of $6,956. The acquisition was accounted for as a book value purchase. Accordingly, the acquisition was recorded based on the book value of Century Life and the effects of the acquisition are included in the Company’s consolidated financial statements from the date of the acquisition forward. The acquisition did not have a material effect on the results of operations of the Company for 2001.

(4)    SECURITIES

The table below summarizes securities held for investment and securities available for sale.

	December 31,
	2002	2001
Held for investment at cost (market value: $57,585 and $73,535, respectively)	$55,093	$71,876
Available for sale, at market value	510,132	472,415

Total	$565,225	$544,291

(5)    LOANS AND ALLOWANCE FOR LOAN LOSSES

The following is a schedule of loans outstanding by category:

	December 31,
	2002		2001
	Amount	Percent	Amount	Percent
Commercial and industrial	$371,627	20.48%	$396,409	23.08%
Agriculture	99,706	5.49	96,016	5.59
State and political subdivisions:
Taxable	137	0.01	152	0.01
Tax-exempt	19,467	1.07	17,602	1.02
Real Estate:
Construction	136,539	7.52	84,445	4.92
Farmland	67,447	3.72	58,080	3.38
One to four family residences	423,551	23.34	383,793	22.34
Multifamily residential properties	16,034	0.88	15,906	0.93
Commercial	384,880	21.21	358,363	20.87
Consumer	260,819	14.37	271,475	15.81
Other	34,655	1.91	35,192	2.05

Total loans	$1,814,862	100.00%	$1,717,433	100.00%

Loans held for sale (included above)	$16,025		$10,955

The Company’s loans are mostly to customers within Oklahoma and over half of the loans are secured by real estate. Credit risk on loans is managed through limits on amounts loaned to individual borrowers, underwriting standards and loan monitoring procedures. The amounts and types of collateral obtained to secure loans are based upon the Company’s underwriting standards and management’s credit evaluation. Collateral varies, but may include real estate, equipment, accounts receivable, inventory, livestock and securities. The Company’s interest in collateral is secured through filing mortgages and liens, and in some cases, by possession of the collateral. The amount of estimated loss due to credit risk in the Company’s loan portfolio is provided for in the allowance for loan losses. The amount of the allowance required to provide for all existing losses in the loan portfolio is an estimate based upon evaluations of loans, appraisals of collateral and other estimates which are subject to rapid change due to changing economic conditions and the economic prospects of borrowers. It is reasonably possible that a material change could occur in the estimated allowance for loan losses in the near term

Changes in the allowance for loan losses are summarized as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
Balance at beginning of period	$23,707	$24,993	$24,531	$25,380

Charge-offs	(1,289)	(1,069)	(6,552)	(3,657)
Recoveries	296	219	1,112	1,028

Net charge-offs	(993)	(850)	(5,440)	(2,629)

Provisions charged to operations	1,653	388	5,276	1,780
Additions from acquisitions	—	—	—	—

Total additions	1,653	388	5,276	1,780

Balance at end of period	$24,367	$24,531	$24,367	$24,531

The net charge-offs by category are summarized as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
Commercial, financial and other	$440	$100	$2,680	$582
Real estate – construction	—	10	15	10
Real estate – mortgage	128	57	895	131
Consumer	425	683	1,850	1,906

Total	$993	$850	$5,440	$2,629

(6)    NONPERFORMING AND RESTRUCTURED ASSETS

Below is a summary of nonperforming and restructured assets:

	December 31,
	2002	2001
Past due over 90 days and still accruing	$2,515	$1,742
Nonaccrual	10,899	10,225
Restructured	497	1,348

Total nonperforming and restructured loans	13,911	13,315
Other real estate owned and repossessed assets	2,819	2,699

Total nonperforming and restructured assets	$16,730	$16,014

Nonperforming and restructured loans to total loans	0.77%	0.78%

Nonperforming and restructured assets to total assets	0.60%	0.58%

(7)    INTANGIBLE ASSETS

The following is a summary of intangible assets, net of accumulated amortization:

	December 31,
	2002	2001
Excess of cost over fair value of assets acquired	$20,235	$20,235
Core deposit intangibles	1,424	1,912
Trademarks	1	2

Total	$21,660	$22,149

(8)    CAPITAL

The Company is subject to risk-based capital guidelines issued by the Board of Governors of the Federal Reserve System. These guidelines are used to evaluate capital adequacy and involve both quantitative and qualitative evaluations of the Company’s assets, liabilities, and certain off-balance-sheet items calculated under regulatory practices. Failure to meet the minimum capital requirements can initiate certain mandatory or discretionary actions by the regulatory agencies that could have a direct material effect on the Company’s financial statements. The required minimums and the Company’s respective ratios are shown below.

	Minimum Required	December 31,
		2002	2001
Tier 1 capital		$241,185	$216,832
Total capital		$265,766	$241,862
Risk-adjusted assets		$2,005,465	$1,955,789
Leverage ratio	3.00%	8.69%	7.93%
Tier 1 capital ratio	4.00%	12.03%	11.09%
Total capital ratio	8.00%	13.25%	12.37%

To be “well capitalized” under federal bank regulatory agency definitions, a depository institution must have a leverage ratio of at least 55, a Tier 1 ratio of at least 6%, and a total capital ratio of at least 10%. As of December 31, 2002 and 2001, BancFirst was considered to be “well capitalized”. There are no conditions or events since the most recent notification of BancFirst’s capital category that management believes would change its category.

(9)    STOCK REPURCHASE PLAN

In November 1999, the Company adopted a new Stock Repurchase Program (the “SRP”) authorizing management to repurchase up to 300,000 shares of the Company’s common stock. The SRP was amended in May 2001 and August 2002 to increase the number of shares authorized to be repurchased to the original 300,000 shares. The SRP may be used as a means to increase earnings per share and return on equity, to purchase treasury stock for the exercise of stock options or for distributions under the Deferred Stock Compensation Plan, to provide liquidity for optionees to dispose of stock from exercises of their stock options, and to provide liquidity for shareholders wishing to sell their stock. The timing, price and amount of stock repurchases under the SRP may be determined by management and must be approved by the Company’s Executive Committee. At September 30, 2002 there were 300,000 shares remaining that could be repurchased under the SRP. Below is a summary of the shares repurchased under the program.

	Three Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
Number of shares repurchased	10,099	—	186,599	119,519
Average price of shares repurchased	$48.31	$—	$39.19	$39.34

(10)    COMPREHENSIVE INCOME

The only component of comprehensive income reported by the Company is the unrealized gain or loss on securities available for sale. The amount of this unrealized gain or loss, net of tax, has been presented in the statement of income for each period as a component of other comprehensive income. Below is a summary of the tax effects of this unrealized gain or loss.

	Three Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
Unrealized gain (loss) during the period:
Before-tax amount	$(115)	$(3,061	$10,284	$10,559
Tax (expense) benefit	(1)	1,038	(3,575)	(2,899)

Net-of-tax amount	$(116)	$(2,023)	$6,709	$7,660

The amount of unrealized gain or loss included in accumulated other comprehensive income is summarized below.

	Three Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
Unrealized gain (loss) on securities:
Beginning balance	$16,015	$11,213	$9,190	$1,530
Current period change	(116)	(2,023)	6,709	7,660
Ending balance	$15,899	$9,190	$15,899	$9,190

(11)    NET INCOME PER COMMON SHARE

Basic and diluted net income per common share are calculated as follows:

	Income (Numerator)	Shares (Denominator)	Per Share Amount
Three Months Ended December 31, 2002
Basic
Income available to common stockholders	$8,394	8,126,941	$1.03

Effect of stock options	—	140,466

Diluted
Income available to common stockholders plus assumed exercises of stock options	$8,394	8,267,407	$1.02

Three Months Ended December 31, 2001
Basic
Income available to common stockholders	$6,895	8,254,346	$0.84

Effect of stock options	—	70,233

Diluted
Income available to common stockholders plus assumed exercises of stock options	$6,895	8,324,579	$0.83

Year Ended December 31, 2002
Basic
Income available to common stockholders	$33,562	8,136,762	$4.12

Effect of stock options	—	123,401

Diluted
Income available to common stockholders plus assumed exercises of stock options	$33,562	8,260,163	$4.06

Year Ended December 31, 2001
Basic
Income available to common stockholders	$27,961	8,274,486	$3.38

Effect of stock options	—	96,584

Diluted
Income available to common stockholders plus assumed exercises of stock options	$27,961	8,371,070	$3.34

Below is the number and average exercise prices of options that were excluded from the computation of diluted net income per share for each period because the options’ exercise prices were greater than the average market price of the common shares.

	Shares	Average Exercise Price
Three Months Ended December 31, 2002	—	$—
Three Months Ended December 31, 2001	73,000	$38.90
Year Ended December 31, 2002	7,500	$44.80
Year Ended December 31, 2001	10,000	$40.00

BANCFIRST CORPORATION

SELECTED CONSOLIDATED FINANCIAL DATA

(Unaudited)

(Dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
Per Common Share Data
Net income – basic	$1.03	$0.84	$4.12	$3.38
Net income – diluted	1.02	0.83	4.06	3.34
Cash dividends	0.22	0.18	0.80	0.72
Performance Data
Return on average assets	1.20%	1.02%	1.22%	1.05%
Return on average stockholders’ equity	13.50	12.38	14.33	13.32
Cash dividend payout ratio	21.36	21.43	19.42	21.30
Net interest spread	3.82	3.61	3.88	3.57
Net interest margin	4.36	4.35	4.45	4.44
Efficiency ratio	62.70	68.59	63.66	68.12

		December 31,
		2002	2001
Balance Sheet Data
Book value per share		$30.91	$27.02
Tangible book value per share		28.25	24.34
Average loans to deposits (year-to-date)		73.89%	72.12%
Average earning assets to total assets (year-to-date)		90.82	90.11
Average stockholders’ equity to average assets (year-to-date)		8.53	7.86
Asset Quality Ratios
Nonperforming and restructured loans to total loans		0.78%	0.78%
Nonperforming and restructured assets to total assets		0.61	0.58
Allowance for loan losses to total loans		1.34	1.43
Allowance for loan losses to nonperforming and restructured loans		172.53	184.24

BANCFIRST CORPORATION

CONSOLIDATED AVERAGE BALANCE SHEETS AND INTEREST MARGIN ANALYSES

(Unaudited)

Taxable Equivalent Basis (Dollars in thousands)

	Three Months Ended December 31,
	2002			2001
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
ASSETS
Earning assets:
Loans (1)	$1,790,193	$30,562	6.77%	$1,700,998	$33,339	7.78%
Securities – taxable	518,789	6,538	5.00	506,967	7,031	5.50
Securities – tax exempt	42,455	685	6.40	48,280	806	6.62
Federal funds sold	181,932	651	1.42	162,777	891	2.17

Total earning assets	2,533,369	38,437	6.02	2,419,022	42,067	6.90

Nonearning assets:
Cash and due from banks	123,859			139,439
Interest receivable and other assets	145,258			143,238
Allowance for loan losses	(24,010)			(24,871)

Total nonearning assets	245,107			257,806

Total assets	$2,778,476			$2,676,828

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing liabilities:
Transaction deposits	$360,989	624	0.69%	$348,663	947	1.08%
Savings deposits	615,502	2,785	1.80	456,705	2,400	2.08
Time deposits	853,232	6,012	2.80	983,378	11,004	4.44
Short-term borrowings	33,819	119	1.40	38,843	189	1.93
Long-term borrowings	31,282	469	5.95	24,533	391	6.32
9.65% Capital Securities	25,000	612	9.71	25,000	612	9.71

Total interest-bearing liabilities	1,919,824	10,621	2.19	1,877,122	15,543	3.29

Interest-free funds:
Noninterest-bearing deposits	579,567			543,924
Interest payable and other liabilities	32,348			34,785
Stockholders’ equity	246,737			220,997

Total interest-free funds	858,652			799,706

Total liabilities and stockholders’ equity	$2,778,476			$2,676,828

Net interest income		$27,816			$26,524

Net interest spread			3.82%			3.61%

Net interest margin			4.36%			4.35%

(1)	Nonaccrual loans are included in the average loan balances and any interest on such nonaccrual loans is recognized on a cash basis.

BANCFIRST CORPORATION

CONSOLIDATED AVERAGE BALANCE SHEETS AND INTEREST MARGIN ANALYSES

(Unaudited)

Taxable Equivalent Basis (Dollars in thousands)

	Year Ended December 31,
	2002			2001
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
ASSETS
Earning assets:
Loans (1)	$1,765,795	$125,782	7.12%	$1,684,460	$144,928	8.60%
Securities – taxable	516,047	27,338	5.30	500,820	29,513	5.89
Securities – tax exempt	43,784	2,931	6.69	50,126	3,420	6.82
Federal funds sold	168,681	2,761	1.64	172,605	6,657	3.86

Total earning assets	2,494,307	158,813	6.37	2,408,011	184,518	7.66

Nonearning assets:
Cash and due from banks	129,813			144,320
Interest receivable and other assets	146,373			145,159
Allowance for loan losses	(24,064)			(25,143)

Total nonearning assets	252,122			264,336

Total assets	$2,746,429			$2,672,347

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing liabilities:
Transaction deposits	$360,955	2,961	0.82%	$349,613	5,777	1.65%
Savings deposits	559,210	10,892	1.95	451,156	13,514	3.00
Time deposits	900,169	29,026	3.22	1,006,792	52,718	5.24
Short-term borrowings	36,544	607	1.66	41,817	1,632	3.90
Long-term borrowings	31,144	1,876	6.02	25,638	1,623	6.33
9.65% Capital Securities	25,000	2,447	9.79	25,000	2,447	9.79

Total interest-bearing liabilities	1,913,022	47,809	2.50	1,900,016	77,711	4.09

Interest-free funds:
Noninterest bearing deposits	569,286			528,186
Interest payable and other liabilities	29,949			34,219
Stockholders’ equity	234,172			209,926

Total interest-free funds	833,407			772,331

Total liabilities and stockholders’ equity	$2,746,429			$2,672,347

Net interest income		$111,004			$106,807

Net interest spread			3.88%			3.57%

Net interest margin			4.45%			4.44%

(1)	Nonaccrual loans are included in the average loan balances and any interest on such nonaccrual loans is recognized on a cash basis.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCFIRST CORPORATION (Registrant)

Date February 28, 2003	/s/ Randy P. Foraker
(Signature) Randy P. Foraker Senior Vice President and Controller; Assistant Secretary/Treasurer (Principal Accounting Officer)